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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): MARCH 4, 1997
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                                                 (FEBRUARY 25, 1997)
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                                HABERSHAM BANCORP
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               (Exact name of registrant as specified in charter)



   GEORGIA                    0-13153                        58-1563165
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(State or other          (Commission File                  (I.R.S. Employer
jurisdiction of               Number)                      Identification No.)
incorporation)


HIGHWAY 441 NORTH, P.O. BOX 1980, CORNELIA, GEORGIA           30531
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:     (706) 778-1000
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 25, 1997, the Company replaced its existing independent public accounting firm, Deloitte & Touche LLP ("Deloitte"), with KPMG Peat Marwick. Neither of Deloitte's reports on the Company's financial statements for the years ended December 31, 1995 or 1996 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The change of accountants was approved by the Board of Directors. The Company had no disagreements with Deloitte during any of the years ended December 31, 1995 or 1996 or during the interim period through February 25, 1997 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement if it had not been resolved to Deloitte's satisfaction.

ITEM 7. EXHIBITS

         The following exhibit is attached to this Report:

                  Exhibit 16: Letter from Deloitte & Touche LLP to the Company dated February 28, 1997.












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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HABERSHAM BANCORP



                                    By:  /s/ David D. Stovall
                                        --------------------------------------
                                         David D. Stovall
                                         President and Chief Executive Officer


                                          Date:     2/25/97
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